Summary of Significant Accounting Policies (Details 1) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2015	Apr. 30, 2014	Apr. 30, 2013
Furniture and fixtures	$ 70	$ 69	$ 59
Computer equipment and software	694	655	549
Laboratory equipment	457	296	179
Leasehold improvements	2	2	2
Total property and equipment	1,223	1,022	789
Less: Accumulated depreciation	(754)	(588)	(375)
Property and equipment, net	$ 469	$ 434	$ 414